SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 CHRONIMED INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                [LOGO] CHRONIMED

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343


                               ------------------


To Our Shareholders:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders, which will be at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota on Wednesday, February 23, 2000, at 3:30 p.m. Central Standard Time.

At the Annual Meeting, shareholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement. The Board of Directors and Management hope that you will be able to attend the meeting in person.

The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign, and date the enclosed proxy and return it promptly in the enclosed envelope to ensure that your shares will be represented. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.


                                       Sincerely yours,


                                       /s/ Maurice R. Taylor, II


                                       Maurice R. Taylor, II
                                       CHAIRMAN OF THE BOARD OF DIRECTORS
                                       AND CHIEF EXECUTIVE OFFICER


January 20, 2000

                                 CHRONIMED INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 23, 2000



TO THE SHAREHOLDERS OF CHRONIMED INC.:

    Notice is hereby given to the holders of common shares of Chronimed Inc. that the Annual Meeting of Shareholders of the Company will be held at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, on Wednesday, February 23, 2000, at 3:30 p.m. Central Standard Time, or at any adjournments thereof, to consider and act upon the following matters:

     1.   To elect two directors to serve for terms of three years.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on January 14, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Kenneth S. Guenthner


                                     Kenneth S. Guenthner
                                     SECRETARY

January 20, 2000

                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 23, 2000

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


                                     GENERAL

     The Annual Meeting of Shareholders of Chronimed Inc. ("Company") will be held on Wednesday, February 23, 2000, at 3:30 p.m., Central Standard Time, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, accompanying form of proxy, and Chronimed Inc. annual report are first being mailed to shareholders on or about January 20, 2000.

     The only matters the Board of Directors knows will be presented are those stated in Items 1 and 2 of the notice. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1 AND 2. Should any other matter properly come before the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such matter.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The enclosed proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting. Such solicitation is being made by mail and may also be made by directors, officers, regular employees and agents of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing or by appearing in person at the meeting. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted
(i) FOR the election of the Board of Directors' nominees named in this Proxy Statement for the respective terms described in this Proxy Statement, (ii) FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year, and (iii) in the Proxy's discretion on such other business as may come before the Annual Meeting. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting.

     Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on January 14, 2000, will be entitled to vote at the meeting. Common Stock, $.01 par value per share, of which there were 12,133,031 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each share is entitled to cast one vote on each proposal before the meeting.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any particular matter submitted to the shareholders for a vote. If a broker indicates on the form of proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as present and entitled to vote with respect to that particular matter.

     All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

     As approved by the shareholders at the December 3, 1997 Annual Meeting, the Company amended its Articles of Incorporation and Bylaws to divide the Board of Directors into classes to allow for staggered terms of office, with one class of directors elected each year and each director serving for a term of three years. Upon their initial election at the 1997 Annual Meeting, the Class I directors held office for a term expiring at the November 18, 1998 Annual Meeting of shareholders. Similarly, the Class II directors will hold office for a term expiring at the upcoming 1999 Annual Meeting of shareholders, and the Class III directors will hold office for a term expiring at the 2000 Annual Meeting of shareholders.

     Commencing with the November 18, 1998 Annual Meeting of shareholders, the shareholders began electing only one class of directors each year, with each director so elected to hold office for a term expiring at the third annual meeting of shareholders following their election. This same procedure is being repeated each year, with the result that approximately one-third of the whole Board of Directors are being elected each year.

     Shares represented by proxy will be voted, if authority to do so is not withheld, for the election of the two nominees named below, unless one or more of such nominees should become unavailable for service by reason of death or other unexpected occurrence, in which event such shares may be voted for the election of such substitute nominee as the Board of Directors may propose. The affirmative vote of the holders of a majority of the shares of Common Stock, present or represented at the meeting and entitled to vote on Proposal 1, is required to approve Proposal 1. For this purpose, a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.


                              NOMINEES FOR DIRECTOR

                               CLASS II DIRECTORS
                                (THREE YEAR TERM)

                              Henry F. Blissenbach
                              Charles V. Owens, Jr.

     Set forth below is information regarding the two nominees and the existing directors not currently up for election, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date hereof. The following table also sets forth the Common Stock ownership of each of the Company's directors. Unless otherwise indicated, all persons have sole or joint with spouse voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Nominees may be contacted at the headquarters of the Company.

                                                                      NUMBER OF
                                                                   SHARES OF COMMON
NAME AND                                                             STOCK OWNED       PERCENT
POSITIONS WITH THE                                                BENEFICIALLY AS OF     OF
COMPANY                   AGE         PRINCIPAL OCCUPATION         DEC. 31, 1999(1)     CLASS
------------------        ---         --------------------         ----------------     -----
NOMINEES FOR DIRECTOR (Class II Directors - Three Year Term ending at the 2002 Annual Meeting)

Henry F. Blissenbach,     57    Dr. Blissenbach has served as           127,661          1.0%
Pharm.D                         President and Chief Operating
DIRECTOR, PRESIDENT AND         Officer of the Company since May
CHIEF OPERATING OFFICER         1997. He became a director of
                                the Company in September 1995.
                                From 1992 to 1997, he served as
                                President of Diversified
                                Pharmaceutical Services, Inc.
                                (DPS), a United HealthCare
                                subsidiary until 1994, then a
                                subsidiary of SmithKline Beecham
                                Corp. DPS is a pharmacy benefit
                                management firm. Dr. Blissenbach
                                also serves as a director of
                                Ligand Pharmaceuticals Inc., a
                                publicly-held biomedical
                                development company.

Charles V. Owens, Jr.     72    Mr. Owens has served as a                52,185            *
DIRECTOR                        director of the Company since
                                1991. Since 1988, Mr. Owens has
                                served as a consultant to
                                several medical device and
                                diagnostic firms in the United
                                States and Japan. From 1985 to
                                1988, he was Chief Executive
                                Officer of Genesis Labs, Inc.,
                                (which included DiaScreen
                                Corporation as a subsidiary) a
                                diagnostics manufacturing
                                company. Before his employment
                                with Genesis Labs, Inc., Mr.
                                Owens was an executive officer
                                with various medical device
                                companies, including Miles
                                Laboratories, Inc. Mr. Owens is
                                a past director of St. Jude
                                Medical, Inc., a medical device
                                company, and was a director of
                                Genesis Labs, Inc., from which
                                the Company acquired the assets
                                of DiaScreen Corporation in
                                March 1998.

                                                                      NUMBER OF
                                                                   SHARES OF COMMON
NAME AND                                                             STOCK OWNED       PERCENT
POSITIONS WITH THE                                                BENEFICIALLY AS OF     OF
COMPANY                   AGE         PRINCIPAL OCCUPATION         DEC. 31, 1999(1)     CLASS
------------------        ---         --------------------         ----------------     -----
EXISTING DIRECTORS (Not Currently up for Election)

Maurice R. Taylor, II(3)  54    Mr. Taylor, a co-founder of the         416,920          3.3%
CHAIRMAN OF THE BOARD OF        Company, has served since 1985
DIRECTORS AND CHIEF             as Chief Executive Officer and a
EXECUTIVE OFFICER               director of the Company and
                                since June 1994 as Chairman. He
                                served as President from 1985
                                through April 1997, until the
                                hiring of Dr. Blissenbach. Prior
                                to Chronimed, Mr. Taylor held
                                various management positions in
                                companies whose principal
                                activities were manufacturing,
                                distribution and international
                                trade. Mr. Taylor is Chairman of
                                Linguistic Technologies, Inc., a
                                privately-held company
                                specializing in the application
                                and integration of speech
                                recognition technology into the
                                healthcare market. He is
                                Chairman of the Scripps/Whittier
                                Institute for Diabetes, a
                                non-profit organization
                                dedicated to research, education
                                and patient care in the field of
                                diabetes. He is also a director
                                of the Minnesota Zoological
                                Garden, a public-private
                                partnership established by the
                                Minnesota legislature.

John Howell Bullion(3)    47    Mr. Bullion is a co-founder of          199,125          1.6%
DIRECTOR                        the Company and has served as a
                                director since 1985. He has been
                                Chief Executive Officer and a
                                director of Orphan Medical,
                                Inc., a publicly-held
                                pharmaceutical development
                                company, since its formation in
                                June 1994.

                                                                      NUMBER OF
                                                                   SHARES OF COMMON
NAME AND                                                             STOCK OWNED       PERCENT
POSITIONS WITH THE                                                BENEFICIALLY AS OF     OF
COMPANY                   AGE         PRINCIPAL OCCUPATION         DEC. 31, 1999(1)     CLASS
------------------        ---         --------------------         ----------------     -----
John H. Flittie(2)        63    Mr. Flittie was elected as a                800            *
DIRECTOR                        director in 1998. He most
                                recently served as President and
                                Chief Operating Officer of
                                ReliaStar Financial Corporation,
                                a NYSE-listed financial services
                                holding company, retiring June
                                30, 1999. He is currently a
                                director of ReliaStar. He joined
                                ReliaStar (then Northwestern
                                National Life) in 1985 as Senior
                                Vice President and Chief
                                Financial Officer. Mr. Flittie
                                is also a director of Community
                                First Bankshares, Inc., a
                                Nasdaq-listed financial services
                                company. Mr. Flittie is a Fellow
                                of the Society of Actuaries and
                                on the Advisory Board of the
                                College of Business
                                Administration at Drake
                                University. He is an adjunct
                                faculty member of the University
                                of St. Thomas, and is a
                                self-employed consultant.

Travers H. Wills(2)       56    Mr. Wills was elected as a                1,000            *
DIRECTOR                        director in 1998. He most
                                recently served as Chief
                                Operating Officer and Executive
                                Vice President of United
                                HealthCare Corporation, retiring
                                in 1998. He joined United
                                HealthCare Corporation in 1992
                                as Senior Vice President of
                                Specialty Operations. Prior to
                                1992, Mr. Wills served in
                                various executive positions at
                                CIGNA.

----------------------
 * Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Mr. Taylor, 295,400; Dr. Blissenbach, 108,280; Mr. Bullion, 16,000; and Mr. Owens, 16,000.

(2) Class I Directors -- will be up for shareholder election at the 2001 Annual Meeting of shareholders.

(3) Class III Directors -- will be up for shareholder election at the 2000 Annual Meeting of shareholders.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     Messrs. Bullion, Owens and Flittie are the current members of the Audit Committee of the Board of Directors. During fiscal 1999, the Committee met eight times. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

     Messrs. Owens, Flittie and Wills are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company. During fiscal 1999, the Compensation Committee met five times.

     During fiscal 1999, the Board of Directors met thirteen times, including six telephone board meetings. Each director attended 75% or more of the meetings of the Board of Directors and its committees on which he served during the times of his appointment. The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

     For fiscal 1999, directors who were not employees of the Company received an annual retainer of $20,000 plus fees of $1,000 for each board meeting attended in person; $1,000 for each telephone board meeting attended; and $500 for each committee meeting attended whether in person or by telephone. Committee chairmen received an additional $200 per meeting. In fiscal 1999, directors were also reimbursed for out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

     Pursuant to the Company's 1994 Stock Option Plan for Directors, each non-employee director automatically receives an option to purchase 30,000 shares on the date of the director's initial election to the Board of Directors. Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated based on increases in share price. The option will vest as to 5,000 shares if the Company's share price becomes 20 percent greater than the exercise price on or before the third anniversary of the grant. The option will vest as to an additional 10,000 shares if the price per share becomes 60 percent greater than the exercise price on or before the fourth anniversary of the grant. The option will vest as to the final 15,000 shares if the price per share becomes 100 percent greater than the exercise price on or before the fifth anniversary of the grant. Acceleration requires the maintenance of share-price benchmarks for at least five trading days during any consecutive 30-day period. Further, these options may become immediately exercisable upon certain change-in-control events as described in the Company's 1994 Stock Option Plan for Directors. The options expire ten years after date of grant.

     In addition to the above, each non-employee director receives an annual option to purchase 5,000 shares pursuant to the existing available Stock Option Plan. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated. This accelerated vesting is similar to the vesting schedule noted above for the initial option to purchase 30,000 shares. The options expire ten years after date of grant.

     Based on the above-noted terms and the price of the Company's Common Stock during fiscal 1999, the following is a chart reflecting the unexercised non-employee director option grants and related vesting as of December 31, 1999.

                                   OPTION GRANT     EXERCISE PRICE     # OPTIONS     # OPTIONS
NAME                                   DATE            ($/SHARE)       GRANTED(1)      VESTED
----                               ------------     --------------     ----------    ---------
John Howell Bullion ...........       9/29/94            12.500          30,000        15,000
                                     11/13/96            14.625           5,000             0
                                      12/3/97            11.750           5,000         1,000
                                     11/18/98            10.750           5,000             0

John H. Flittie ...............       8/11/98            11.250          30,000             0
                                     11/18/98            10.750           5,000             0

Charles V. Owens, Jr. .........       9/29/94            12.500          30,000        15,000
                                     11/13/96            14.625           5,000             0
                                      12/3/97            11.750           5,000         1,000
                                      11/18/9            10.750           5,000             0

Travers H. Willis .............       8/11/98            11.250          30,000             0
                                     11/18/98            10.750           5,000             0

------------------
(1) All non-qualified options are transferable by each director to his immediate family members and family trusts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company consists of three non-employee directors. Mr. Owens is the committee chair and Mr. Flittie and Mr. Wills are the other members.

     Mr. Taylor, in addition to being a director of the Company, was also a director of Orphan Medical, Inc. (OMI). Mr. Taylor resigned as a director of OMI effective October 15, 1998. Mr. Bullion is a director of the Company and OMI. The Company incorporated OMI in June 1994 to engage in the development of pharmaceutical products. The Company subsequently declared a dividend of all of the OMI Common Stock to Company shareholders. Mr. Taylor had served on the Compensation Committee of the Board of OMI. Mr. Taylor and Mr. Bullion are the Chief Executive Officers of the Company and OMI, respectively.


                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directros is to oversee compensation of directors, officers, and key employees of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company, including enhanced share value. The Company's Compensation Committee is comprised of three outside directors.

     EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving the Company's strategic goals. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of Company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in the Company's 401(k) plan and certain insurance plans, as well as the Company's Employee Stock Purchase Plan.

          BASE PAY. Base pay is designed to be competitive as compared to salary levels for equivalent positions at comparable companies. An executive's actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is administered to remain competitive with the market, yet allow for significant emphasis on incentive bonus compensation in proportion to total annual cash compensation.

          ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus based on a mix of the Company's and the executive's performance. Performance targets are intended to motivate the Company's executives by providing bonus payments for the achievement of specific financial goals within the Company's business plan. Bonuses were paid to all named executive officers with respect to fiscal 1999 performance.

          LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to shareholder return. Long-term incentive compensation consists of stock options that generally do not fully vest until after five years and are exercisable only if an executive is then an employee of the Company. Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Accordingly, an executive is rewarded only if Company shareholders receive the benefit of appreciation in the price of the Common Stock. Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. The size of periodic option grants is a function of the breadth of an executive's scope of accountability, recent performance as determined by the Committee, and other factors.

          SAVINGS AND INVESTMENT PLAN; BENEFITS. The Company maintains a 401(k) Savings Plan ("Savings Plan"), which is funded by elective salary deferrals by employees. The Savings Plan covers executive officers and substantially all employees meeting minimum eligibility requirements. The Savings Plan requires that the Company match up to 40% of the first 5% of an employee's pay and provides for additional discretionary contributions by the Company. Through July 2, 1999, the Company had not made any additional discretionary contributions to the Savings Plan. In addition, the Company provides medical and other miscellaneous benefits to its officers, including a diagnostic services plan that provides significant coverage for annual physicals and a financial services plan that reimburses officers for various financial and tax services.

     ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the Chief Executive Officer and, with the assistance of the Chief Executive Officer, the individual performance of the other executive officers. The Committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

     CHIEF EXECUTIVE OFFICER. Mr. Taylor received a base salary of $304,500 in fiscal 1998, a base salary of $325,800 in fiscal 1999, and will receive a base salary of $325,800 in fiscal 2000. Base salaries were determined at the time of entering into the employment agreement when the Committee considered compensation programs of comparable companies, Mr. Taylor's individual performance and salary history, and the Company's historical and planned performance. For fiscal 1999, Mr. Taylor earned a bonus of $50,000 in recognition of his and Chronimed's performance against criteria established by the Compensation Committee of the Board of Directors at the beginning of the year. In fiscal 1998, Mr. Taylor was awarded a bonus of $123,000. With respect to stock options, Mr. Taylor received options to purchase 100,000 shares in July 1999 related to his performance in fiscal 1999. He received options to purchase 116,800 shares in November 1998 related to his performance in fiscal 1998.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended, should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future. The majority of the options available for grant under the Company's stock option plans will comply with Section 162(m), so that compensation resulting from these stock options will not be counted toward the $1,000,000 limit on deductible compensation under Section 162(m). The Compensation Committee has not formulated any policy with respect to qualifying other types of compensation for deductibility under Section 162(m).

Members of the Compensation Committee:  Charles V. Owens, Jr., Chairman
                                        John H. Flittie
                                        Travers H. Wills

SUMMARY COMPENSATION TABLE
     The following table sets forth the compensation paid for the Company's fiscal year ended July 2, 1999, and for fiscal 1998 and 1997, where applicable, to the Company's Chairman of the Board of Directors and Chief Executive Officer, and the six other most highly paid executive officers (collectively, "named executive officers").

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                        -------------
                                                             ANNUAL COMPENSATION          SECURITIES       ALL OTHER
                                                         --------------------------       UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION              FISCAL YEAR     SALARY ($)     BONUS($)(1)     OPTIONS(#)(6)        ($)(7)
---------------------------              -----------     ----------     -----------     -------------     ------------
Maurice R. Taylor, II (2)                   1999           325,800         50,000          116,800            4,900
CHAIRMAN OF THE BOARD                       1998           304,500        123,000               --            4,000
AND CHIEF EXECUTIVE OFFICER .........       1997           290,000         50,000          223,000            4,100

Henry F. Blissenbach(3)                     1999           232,200         25,000          116,800            5,900
PRESIDENT AND CHIEF OPERATING               1998           200,000         65,000               --              500
OFFICER .............................       1997            33,000             --          129,000               --

Steven A. Crees                             1999           170,300         13,900           58,400            2,900
SENIOR VICE PRESIDENT ...............       1998           157,500         40,000               --            2,600
                                            1997           149,000         32,000           56,600            3,500

Steven B. Russek(4)                         1999           114,000         40,500           70,000           60,000
SENIOR VICE PRESIDENT ...............       1998                --             --               --               --
                                            1997                --             --               --               --

Perry L. Anderson                           1999           145,000         58,500           46,720            3,600
VICE PRESIDENT ......................       1998           135,000         34,000               --            3,000
                                            1997           110,000         15,000           51,725            2,100

Patrick L. Taffe                            1999           145,000         25,000           46,720            3,600
VICE PRESIDENT ......................       1998           130,000         33,000               --            2,800
                                            1997           112,800         20,500           60,000               --

Norman A. Cocke(5)                          1999           196,800         16,850           31,540            2,100
SENIOR VICE PRESIDENT ...............       1998           172,500         45,000               --            2,800
                                            1997           164,300         32,000           62,700            4,100

------------------
(1) Bonus amounts were earned for the fiscal year shown but paid in the next fiscal year.

(2) Mr. Taylor received no additional cash compensation for service as a director.

(3) Dr. Blissenbach was hired as President and Chief Operating Officer in May 1997. He was not a participant in the fiscal 1997 bonus plan. Prior to his hire date in May 1997, Dr. Blissenbach received $26,800 for his services as director in fiscal 1997. In fiscal 1998 and going forward as an employee, Dr. Blissenbach will receive no additional cash compensation for service as a director.

(4)  Mr. Russek was hired as Senior Vice President in November 1998.

(5) Mr. Cocke ended his employment with Chronimed in March 1999. He served as Senior Vice President, Chief Financial Officer, and Secretary.

(6) Upon shareholder approval of the Company's 1999 Stock Option Plan, executive officers were granted options in November 1998, and then in June 1999 for fiscal 1999. (Executive officers were not granted options in fiscal 1998 due to the lack of options available in the Company's then-existing stock option plans.) Also, all non-qualified stock options are transferable by each officer to his immediate family members and family trusts.

(7) All other compensation consists of Company 401(k) contribution matches, and relocation expenses in the amount of $60,000 for Mr. Russek.

STOCK OPTIONS

     The following tables summarize stock option grants and exercises during fiscal 1999 to or by the named executive officers and the value of all options held by the named executive officers at July 2, 1999.

     Executive officers were not granted options in fiscal 1998 due to the lack of options available in the Company's then-existing stock option plans. Upon shareholder approval of the Company's 1999 Stock Option Plan in November 1998, executives were granted fiscal 1998 options for service in fiscal 1999. In June 1999, executives were granted fiscal 1999 options.

     Total options granted during fiscal 1999 are noted below.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                 -----------------------------------------------------

                                  NUMBER OF                                                POTENTIAL REALIZABLE VALUE AT
                                 SECURITIES      PERCENT OF                                ASSUMED ANNUAL RATES OF STOCK
                                 UNDERLYING    TOTAL OPTIONS    EXERCISE                   APPRECIATION FOR OPTION TERM
                                  OPTIONS        GRANTED TO      PRICE      EXPIRATION     ----------------------------
NAME                             GRANTED(1)      EMPLOYEES     ($/SHARE)       DATE            5%($)         10%($)
----                             ----------      ---------     ---------    ----------        -------      ---------
Maurice R. Taylor, II (2) ....    116,800          11.7%         10.75       11/17/05         511,155      1,191,209

Henry F. Blissenbach .........     58,400                        10.75       11/17/05         255,578        595,605
                                   58,400                         8.28        7/01/06         196,854        458,754
                                  -------                                                     -------      ---------
                                  116,800          11.7%                                      452,432      1,054,359

Steven A. Crees ..............     29,200                        10.75       11/17/05         127,789        297,802
                                   29,200                         8.28        7/01/06          98,427        229,377
                                  -------                                                     -------      ---------
                                   58,400           5.8%                                      226,216        527,179

Steven B. Russek .............     40,000                       10.063       11/29/05         163,866        381,878
                                   30,000                        8.281        7/01/06         101,136        235,690
                                  -------                                                     -------      ---------
                                   70,000           7.0%                                      265,002        617,567

Perry L. Anderson ............     23,360                        10.75       11/17/05         102,231        238,242
                                   23,360                         8.28        7/01/06          78,742        183,502
                                  -------                                                     -------      ---------
                                   46,720           4.7%                                      180,973        421,743

Patrick L. Taffe .............     23,360                        10.75       11/17/05         102,231        238,242
                                   23,360                         8.28        7/01/06          78,742        183,502
                                  -------                                                     -------      ---------
                                   46,720           4.7%                                      180,973        421,743

Norman A. Cocke ..............     31,540           3.2%         10.75       11/17/05          38,029        321,667

------------------
(1) The options were granted under the Company's 1994 and 1999 Stock Option Plans. These options generally vest with respect to 20% of such shares on the first year anniversary date and become exercisable with respect to an additional 20% of the shares on each of the next four anniversary dates. The options may become immediately exercisable upon certain change-in-control events as described in the Company's 1994 and 1999 Stock Option Plans. Mr. Russek received 10,000 options upon hiring with immediate vesting; all other option grants to Mr. Russek follow the standard vesting schedule.

(2) Mr. Taylor was granted an additional 100,000 options at an exercise price of $9.25 per share as of July 26, 1999.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1999
                        AND OPTION VALUES AT JULY 2, 1999

                                                                     NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                          UNDERLYING              IN-THE-MONEY
                                                                      UNEXERCISED OPTIONS          OPTIONS AT
                                                                        AT JULY 2, 1999         JULY 2, 1999(1)
                                      SHARES                         --------------------     --------------------
                                    ACQUIRED ON         VALUE            EXERCISABLE/             EXERCISABLE/
NAME                               EXERCISE (#)     REALIZED ($)       UNEXERCISABLE (#)       UNEXERCISABLE ($)
----                               ------------     ------------     --------------------     --------------------
Maurice R. Taylor, II .........         0                0             274,400/399,400           43,971/65,958
Henry F. Blissenbach ..........         0                0              96,600/184,200           24,255/34,057
Steven A. Crees ...............         0                0              96,160/108,840           69,055/17,244
Steven B. Russek ..............         0                0               10,000/60,000                     0/0
Perry L. Anderson .............         0                0               23,690/74,755            8,677/13,017
Patrick L. Taffe ..............         0                0               16,000/82,720            5,748/17,244
Norman A. Cocke ...............         0                0                   116,271/0                 6,179/0

------------------
(1) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference between the exercise price per share and $8.2810, the closing price per share on July 2, 1999.

     The Company's stock option plans generally provide that upon the occurrence of certain "acceleration events," the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 20 percent or more of the Company's outstanding shares; (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) upon the approval by shareholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company has an employment agreement with Maurice R. Taylor, II, Chronimed's Chairman and Chief Executive Officer, under which he receives a base salary of $325,800 in fiscal 2000. Base salary is based on corporation and employee performance prior to each year. Mr. Taylor's employment agreement expires on June 30, 2002, and includes automatic two year renewals subject to termination provisions. It also includes a non-competition provision for up to two years following termination of employment. Upon a termination without cause, Mr. Taylor is entitled to receive (i) base salary payments for a period of twelve months after such termination at the rate in effect prior to such termination and (ii) a bonus payment equal to the average bonus payment for the two most recent fiscal years and (iii) a pro rata share of other benefits as specified in the contract and (iv) all unvested options held by Mr. Taylor shall immediately vest. Upon termination due to change in control, if termination occurs within two years subsequent to the change in control, Mr. Taylor will receive payment of base salary equal to thirty six (36) months of current annualized base salary, and the average of bonus compensation paid in the three most recent fiscal years.

     The Company has an employment agreement with Henry F. Blissenbach, Chronimed's President and Chief Operating Officer, under which he receives a base salary of $232,200 in fiscal 2000. Base salary is based on corporation and employee performance prior to each year. The agreement provides for a three-year term expiring June 30, 2002, with automatic two year renewals subject to termination provisions. Dr. Blissenbach's employment agreement includes a non-competition provision for up to two years following termination of employment. Upon a termination without cause, Dr. Blissenbach is entitled to receive (i) base salary payments for a period of twelve months after such termination at the rate in effect prior to such termination and (ii) the average of any incentive compensation paid or payable by the Company for the most recent two fiscal years, plus (iii) all unvested options held by Dr. Blissenbach shall immediately vest. Upon termination due to change in control, if termination occurs within two years subsequent to the change in control, Dr. Blissenbach will receive payment of base salary equal to thirty six (36) months of current annualized base salary, and the average bonus compensation paid in the three most recent fiscal years.

     The Company has an employment agreement with Steven B. Russek, Chronimed's Senior Vice President, Disease Management, under which he received a base annual salary of $182,000 in fiscal 1999, starting December 1998. The agreement began December 1, 1998 and expires on November 30, 2000. Under the agreement, Mr. Russek receives an annualized base salary of $182,000, subject to periodic review by the Compensation Committee based on Company and individual performance. He also participates in the Company's incentive bonus and stock option plans. At commencement of employment, thirty thousand (30,000) options were granted per the agreement under the regular stock option plan, and an additional ten thousand (10,000) were granted with immediate vesting as well as stock price performance stipulations that, if not met, ensure that Mr. Russek would be compensated in cash at a specified level. The agreement also provides an initial loan of $50,000 to be repaid within one year and bearing interest per the terms of a promissory note. The severance terms and conditions are such that if the Company terminates Mr. Russek's employment without cause during the two year agreement, he will receive severance pay in the form of his continuing base salary until contract expiration.

     The Company has a severance agreement with Norman A. Cocke, Chronimed's former Chief Financial Officer, under which he will receive a monthly base salary of $15,094 from March 15, 1999 through January 31, 2000, for a total of $158,487. Under the agreement, Mr. Cocke also received a prorata bonus for fiscal 1999 of $16,853, and the ability to exercise his vested options as of March 15, 1999, until December 31, 1999.


                          COMPARABLE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the NASDAQ Total Return Index (U.S. Companies) and the NASDAQ Health Services Stock Index for the period June 30, 1994 through June 30, 1999. The graph and table assume the investment of $100 on June 30, 1994, in the Company's Common Stock, the NASDAQ Total Return Index, and the NASDAQ Health Services Stock Index. The cumulative return calculations were performed by the Center for Research in Security Prices, University of Chicago.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

                               [PLOT POINTS CHART]

                                      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 28,    JUNE 30,    JUNE 30,
                                       1994        1995        1996        1997         1998        1999
Chronimed(1) ....................      100.0       106.5       158.1        72.6        110.8        66.7
NASDAQ Health Services Stock ....      100.0       108.9       166.2       152.6        148.5       139.5
NASDAQ Total Return Index .......      100.0       133.5       171.4       208.4        274.4       392.5

(1) Share prices have been adjusted to reflect a three-for-two stock split in the form of a stock dividend effective as of February 21, 1994.

                 OWNERSHIP OF CHRONIMED COMMON STOCK BY CERTAIN
                    BENEFICIAL OWNERS AND EXECUTIVE OFFICERS

     The following table shows information concerning each person who to the knowledge of the Company was the beneficial owner of more than 5% of the Company's Common Stock and the number of shares of Common Stock beneficially owned by the Company's named executive officers and directors and executive officers as a group, as of December 31, 1999. All persons have sole or joint with spouse voting and investment power with respect to all shares shown as beneficially owned by them.

                                            AMOUNT AND NATURE       PERCENT OF
NAME OF BENEFICIAL OWNER               OF BENEFICIAL OWNERSHIP(1)     CLASS
------------------------               --------------------------   ----------
Maurice R. Taylor, II ................           416,920               3.3%
Henry F. Blissenbach .................           127,661               1.0%
Steven A. Crees ......................           132,171               1.0%
Steven B. Russek .....................            16,000                 *
Perry L. Anderson ....................            33,031                 *
Patrick L. Taffe .....................            25,923                 *
Norman A. Cocke ......................           141,930               1.1%
All directors and executive officers
 as a group (12 persons) .............         1,033,317               8.1%

-----------------------
 *   Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Mr. Taylor, 295,400; Dr. Blissenbach, 108,280; Mr. Crees, 99,400; Mr. Russek, 16,000; Mr. Anderson, 30,507; Mr. Taffe, 24,672; and
     all directors and executive officers as a group, 631,393.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and certain shareholders to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements were met during fiscal 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ORPHAN MEDICAL, INC.

     The Company incorporated Orphan Medical, Inc. (OMI) in July 1994 and on July 2, 1994, declared a dividend of all of the OMI Common Stock to Company shareholders (the "spin-off"). Directors of the Company John Howell Bullion and Dr. Lawrence C. Weaver (resigned as a director of the Company in August 1998) are also directors of OMI. Mr. Taylor resigned as a director of OMI effective October 15, 1998. Mr. Taylor and Mr. Bullion are the Chief Executive Officers of the Company and OMI, respectively. The following is a brief summary of the material continuing arrangements between the Company and OMI. Although the Company believes these arrangements with OMI are on commercially reasonable terms, they were not the product of arms-length negotiations.

     In June 1994, the Company initially retained the rights to market and distribute in the United States and its territories those products being developed by OMI at the time of the spin-off. The products under development are for "orphan" drug populations where the population in the United States expected to benefit from the drug is limited. Chronimed determined that the products for which it had initial rights could be more effectively distributed by others. Accordingly, on June 27, 1997, Chronimed sold its rights to market and distribute orphan drugs back to OMI (see Related Party Transactions noted below). At that time, the Marketing and Distribution Agreement between Chronimed and OMI was terminated, along with certain other agreements that secured OMI's obligations under the marketing agreement.

     Under the marketing agreement, OMI had the right to designate one individual to hold a seat on the Company's Board of Directors, or alternatively, to have a representative attend at all Company

Board meetings. The Company had the right to designate two directors on OMI's Board or, alternatively, the right to have a representative attend all of OMI's Board meetings. With the termination of the marketing agreement effective June 27, 1997, these rights no longer exist.

RELATED PARTY TRANSACTIONS

     On April 9, 1997, the Company entered into a guarantee of indebtedness of Mr. Maurice R. Taylor, II, Chronimed's Chairman and Chief Executive Officer. Such indebtedness permits Mr. Taylor to continue to hold Company stock. There was $699,900 of indebtedness under the guarantee as of December 31, 1999. The Company is charging Mr. Taylor an arm's-length fee for this guarantee and has obtained security from Mr. Taylor for this guarantee. Mr. Taylor has committed to a repayment program.

     On June 27, 1997, the Company entered into an agreement to sell its exclusive rights to market and distribute certain Orphan Medical, Inc. products back to Orphan Medical for cash, royalties, and Orphan Medical stock totaling $2.5 million. The Company received final payment in fiscal 1999.


                                   PROPOSAL 2:
                       APPOINTMENT OF INDEPENDENT AUDITORS

     Based on the recommendation of the Audit Committee, the Board of Directors has unanimously voted to retain Ernst & Young LLP to serve as independent auditors for the Company for fiscal year 2000 and is submitting its appointment of such firm to the shareholders for ratification. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception. If the appointment is not ratified, the Board of Directors will reconsider its selection. Ernst & Young LLP will have a representative at the meeting who will have an opportunity to make a statement if he or she so desires and who will be available to answer appropriate questions. The affirmative vote of a majority of the voting power of the shares of Common Stock, present or represented at the meeting and entitled to vote on Proposal 2, is required to approve Proposal 2. Unless otherwise instructed, shares represented by proxy will be voted for ratification of the appointment of Ernst & Young LLP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2000 Annual Meeting must be received by the Company by June 15, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders who intend to present a proposal at the 2000 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than August 25, 2000. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  ANNUAL REPORT

     The Company's Annual Report to shareholders for fiscal year 1999 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting.

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for fiscal year 1999, as filed with the Securities and Exchange Commission. Requests for copies of such Annual Report on Form 10-K should be directed to Investor Relations at the address below.

     Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall be deemed to constitute a part hereof except as so modified or superseded.


                                  OTHER MATTERS

     Your Board of Directors does not intend to bring before the meeting any business other than the election of directors and the ratification of our independent auditors as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     If any matters properly come before our 2000 Annual Meeting, but we did not receive notice of it prior to August 25, 2000, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgment.

     Please vote, sign and return promptly the enclosed proxy in the envelope provided. The signing of a proxy will not prevent you from attending the meeting and voting in person.


                                       By Order of the Board of Directors


                                       /s/ Kenneth S. Guenthner


                                       Kenneth S. Guenthner
                                       SECRETARY


Chronimed Inc.
10900 Red Circle Drive
Minnetonka, MN 55343

January 20, 2000

                                [LOGO] CHRONIMED


                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, FEBRUARY 23, 2000
                         3:30 P.M. CENTRAL STANDARD TIME

                         LUTHERAN BROTHERHOOD AUDITORIUM
                             625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415





CHRONIMED INC.
10900 RED CIRCLE DRIVE, MINNETONKA, MN 55343                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON WEDNESDAY, FEBRUARY 23, 2000.

The shares of stock you hold in your account will be voted as you specify below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1 AND 2.

The undersigned, having duly received the Notice of Annual Meeting and the Proxy Statement dated January 20, 2000, hereby appoints the Chairman and Chief Executive Officer, Maurice R. Taylor, II, and the Secretary, Kenneth S. Guenthner, as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Chronimed Inc. held of record by the undersigned on January 14, 2000, at the Annual Meeting of Shareholders to be held on Wednesday, February 23, 2000, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, at 3:30 p.m. Central Standard Time, and at any adjournment thereof.





      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                        ENCLOSED BUSINESS REPLY ENVELOPE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                         [ARROW] PLEASE DETACH [ARROW]


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.  Election of directors: 01 Henry F. Blissenbach 02 Charles V. Owens, Jr.   [ ] Vote FOR        [ ] Vote WITHHELD
    Class II (Three                                                               all nominees        from all nominees
    Year Term)                                                                    (except as marked)

                                                                               ______________________________________
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      |                                      |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)      |______________________________________|

2.  Proposal to ratify the appointment of Ernst & Young LLP as the independent
    auditors for the 2000 fiscal year.                                        [ ]For     [ ] Against     [ ] Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1
AND FOR PROPOSAL 2.

Address Change? Mark Box [ ]    Indicate changes below:                          Date _____________________, 2000

                                                                               ______________________________________
                                                                              |                                      |
                                                                              |                                      |
                                                                              |______________________________________|

                                                                              Signature(s) in Box
                                                                              Please sign exactly as the name appears on
                                                                              this card. When shares are held by joint
                                                                              tenants, both should sign. If signing as
                                                                              attorney, executor, administator, trustee
                                                                              or guardian, please give full title as
                                                                              such. If a corporation, please sign in
                                                                              full corporate name by president or other
                                                                              authorized officer. If a partnership,
                                                                              please sign in partnership name by an
                                                                              authorized person.